SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 23, 2004
                                                          --------------


                                  VOXWARE, INC.
               (Exact Name of Registrant as Specified in Charter)


     Delaware                          0-21403                36-3934824
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(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
    of Incorporation)                                       Identification No.)


Lawrenceville Office Park, P.O. Box 5363, Princeton, New Jersey       08648
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(Address of Principal Executive Offices)                           (Zip Code)



                                 (609) 514-4100
                ------------------------------------------------
                 (Registrant's telephone number, including area
                                      code)



        ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 4. Change in Registrant's Certifying Accountant.

     On April 23, 2004, Voxware, Inc. (the "Company") determined to dismiss Withum Smith + Brown, P.C. ("WSB") as its independent auditors and to engage the services of BDO Seidman, LLP ("BDO") as its new independent auditors. The change in auditors was effective April 23, 2004. This determination followed the Company's decision to seek proposals from independent accountants to audit the financial statements of the Company, and was approved by the Company's Board of Directors upon the recommendation of its audit committee. BDO will audit the financial statements of the Company for the fiscal year ended June 30, 2004.

     During the two most recent fiscal years of the Company ended June 30, 2003 and the subsequent interim period, there were no disagreements between the Company and WSB on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements, if not resolved to WSB's satisfaction, would have caused WSB to make reference to the subject matter of the disagreement in connection with its reports. WSB's prior audit report on the Company's financial statements for each of the two most recent fiscal years in the period ended June 30, 2003 contained no adverse opinion or disclaimer of opinion and was not modified or qualified as to uncertainty, audit scope, or accounting principles, except that the financial statements for the year ended June 30, 2002 were prepared assuming that the Company would continue as a going concern. A letter from WSB addressed to the Securities and Exchange Commission stating their agreement with certain of the above statements is attached as Exhibit 16.1.

     During the two most recent fiscal years of the Company ended June 30, 2003 and the subsequent interim period, the Company did not consult with BDO regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

           Exhibit No.  Description of Exhibits
           ----------   -----------------------

           16.1         Letter dated April 26, 2004 from Withum Smith +
                        Brown, P.C. regarding change in certifying accountant.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Voxware, Inc.



                                         By: /s/ Thomas J. Drury
                                            ----------------------------------
                                              Thomas J. Drury
                                              President and
                                              Chief Executive Officer
                                              (Principal Executive Officer)


Date:  April 27, 2004